Exhibit 10.1

EXECUTION VERSION

AMENDMENT NUMBER SEVEN

to the

THIRD AMENDED AND RESTATED MASTER LOAN AND SECURITY AGREEMENT

Dated as of June 7, 2022,

among

OP SPE BORROWER PARENT, LLC,

OP SPE PHX1, LLC,

OP SPE TPA1, LLC,

WELLS FARGO BANK, N.A.

and

CITIBANK, N.A.

This AMENDMENT NUMBER SEVEN (this “Amendment Number Seven”) is made this 10th day of June, 2025 (the “Amendment Effective Date”), among OP SPE BORROWER PARENT, LLC (“Parent Borrower”), OP SPE PHX1, LLC and OP SPE TPA1, LLC (each, a “Borrower” and collectively with Parent Borrower, “Borrowers”) and CITIBANK, N.A. (“Lender”), and acknowledged by WELLS FARGO BANK, N.A. (“Calculation Agent” and “Paying Agent”), to the Third Amended and Restated Master Loan and Security Agreement, dated as of June 7, 2022 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Borrowers, Lender and Calculation Agent and Paying Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

RECITALS

WHEREAS, Borrowers and Lender have agreed to amend the Loan Agreement as more specifically set forth herein; and

WHEREAS, as of the date hereof, Borrowers represent to Lender that the Relevant Parties are in full compliance with all of the terms and conditions of the Loan Agreement and each other Loan Document and no Default or Event of Default has occurred and is continuing under the Loan Agreement or any other Loan Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendments. Effective as of the Amendment Effective Date, the Loan Agreement is hereby amended as follows:

(a) Section 1.01 of the Loan Agreement is hereby amended by adding the following definition of “CPRA” in the appropriate alphabetical order:

“CPRA” shall have the meaning assigned thereto in Section 14.16(b).

(b) Section 14.16 of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

14.16 Confidentiality.

(a) The Loan Documents and their respective terms, provisions, supplements and amendments, and transactions and notices thereunder, are proprietary to Lender and shall be held by Borrowers and Agents in strict confidence and shall not be disclosed to any third party without the consent of Lender except for (i) disclosure to Borrowers’ or Agents’ Affiliates, directors, attorneys, agents or accountants, provided that such attorneys or accountants likewise agree to be bound by this covenant of confidentiality, or are otherwise subject to confidentiality restrictions or (ii) upon prior written notice to Lender (to the extent permitted under any Requirements of Law), disclosure required by law, rule, regulation or order of a Governmental Authority, court or other regulatory body or (iii) when circumstances reasonably permit, any disclosures or filing required under Securities and Exchange Commission (“SEC”) or state securities’ laws; provided that in the case of disclosure by any party pursuant to the foregoing clauses (ii) and (iii), each Borrower shall take reasonable actions to provide Lender with prior written notice; provided further that in the case of (iii) such Borrower shall not file any of the Loan Documents other than the Loan Agreement with the SEC or state securities office unless such Borrowers shall have provided at least thirty (30) days (or such lesser time as may be demanded by the SEC or state securities office) prior written notice of such filing to Lender.

(b) In addition, the following terms apply when Lender receives Personal Information from any Borrower that is covered by the California Privacy Rights Act and its implementing regulations (“CPRA”). All capitalized terms used in this Section 14.16(b) and not otherwise defined in this Loan Agreement shall have the same meanings as used under the CPRA. The terms in this Section 14.16(b) shall supersede any inconsistent terms under this Loan Agreement. (1) Each Borrower is making Personal Information available to Lender for the following limited and specified purpose: providing warehouse financing; and (2) with respect to the Personal Information any Borrower makes available to Lender under this Loan Agreement, Lender agrees to: (a) comply with all applicable sections of the CPRA; (b) grant Borrowers the right to take reasonable and appropriate steps to ensure that Lender uses the Personal Information provided under this Loan Agreement in a manner consistent with such Borrower’s obligations under the CPRA; (c) grant such Borrower the right, upon notice, to take reasonable and appropriate steps to stop and remediate unauthorized use of Personal Information made available to Lender; and (d) notify such Borrower after it makes a determination that it can no longer meet its obligations under the CPRA.

(c) Notwithstanding anything to the contrary herein, nothing in this Loan Agreement prohibits or restricts any party hereto from voluntarily initiating communication directly with, responding to any inquiry from, or providing testimony before, any state or federal law enforcement authority or any regulatory or self-regulatory entity, including but not limited to, bank examiners, the SEC, Department of Justice, Financial Industry Regulatory Authority, National Futures Association or Commodity Futures Trading Commission. In addition, the parties hereto agree that any party may disclose to any and all persons the U.S. tax treatment and U.S. tax structure of the transaction and all materials of any kind (including opinions and other tax analyses) that are provided to such person relating to such U.S. tax treatment and U.S. tax structure, other than any information for which non-disclosure is reasonably necessary in order to comply with applicable law or regulation. Such disclosures do not require prior authorization or notice to or from any party hereto. The disclosures permitted under this Section 14.16(c) are intended for regulatory, tax and/or law enforcement purposes and do not permit disclosure of any confidential information for commercial or competitive purposes.

SECTION 2. Effectiveness. This Amendment Number Seven shall become effective as of the date that Lender shall have received:

(a)	counterparts of this Amendment Number Seven duly executed by each of the parties hereto; and

(b)	counterparts of that certain Amendment Number Five to the Third Amended and Restated Pricing Side Letter, dated as of the date hereof, duly executed by each of the parties thereto.

SECTION 3. Fees and Expenses. Borrowers jointly and severally agree to pay to Lender all reasonable out of pocket costs and expenses incurred by Lender in connection with this Amendment Number Seven (including all reasonable fees and out of pocket costs and expenses of Lender’s legal counsel) in accordance with Section 14.03 of the Loan Agreement.

SECTION 4. Representations. Borrowers hereby represent to Lender that as of the date hereof, the Relevant Parties are in full compliance with all of the terms and conditions of the Loan Agreement and each other Loan Document and no Default or Event of Default has occurred and is continuing under the Loan Agreement or any other Loan Document.

SECTION 5. Binding Effect; Governing Law. This Amendment Number Seven shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT NUMBER SEVEN SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

SECTION 6. Counterparts. This Amendment Number Seven may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The parties agree this Amendment Number Seven, any documents to be delivered pursuant to this Amendment Number Seven and any notices hereunder may be transmitted between them by e-mail and/or by facsimile. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files and signatures executed using third party electronic signature capture service providers, which comply with the Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state law based on the Uniform Electronic Transactions Act, shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.

SECTION 7. Limited Effect. Except as amended hereby, the Loan Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Seven need not be made in the Loan Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Loan Agreement, any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement as amended hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, Borrowers and Lender have caused this Amendment Number Seven to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

OP SPE BORROWER PARENT, LLC, as Parent Borrower

By:	/s/ Peter Knag
Name:	Peter Knag
Title:	CFO

[Amendment Number Seven to Third A&R MLSA (Citi-Offerpad) (2025)]

OP SPE PHX1, LLC, as a Borrower

By:	/s/ Peter Knag
Name:	Peter Knag
Title:	CFO

[Amendment Number Seven to Third A&R MLSA (Citi-Offerpad) (2025)]

OP SPE TPA1, LLC, as a Borrower

By:	/s/ Peter Knag
Name:	Peter Knag
Title:	CFO

[Amendment Number Seven to Third A&R MLSA (Citi-Offerpad) (2025)]

CITIBANK, N.A., as Lender

By:	/s/ Arunthathi Theivakumaran
Name:	Arunthathi Theivakumaran
Title:	Vice President

[Amendment Number Seven to Third A&R MLSA (Citi-Offerpad) (2025)]

Acknowledged as of the date first above written:

WELLS FARGO BANK, N.A., as Calculation Agent

and Paying Agent

By: Computershare Trust Company, N.A., as Agent

By:	/s/ Scott Little
Name:	Scott Little
Title:	Vice President

[Amendment Number Seven to Third A&R MLSA (Citi-Offerpad) (2025)]